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                                                                    EXHIBIT 99.1


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, J. Robert Beyster, state and attest that:


      (1) To the best of my knowledge, based upon a review of the covered reports of Science Applications International Corporation, and, except as corrected or supplemented in a subsequent covered report:


            - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


      (2) I have reviewed the contents of this statement with the Company's audit committee.


      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


            - Science Applications International Corporation Form 10-K for fiscal year ended January 31, 2002;


            - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Science Applications International Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and


            -    any amendments to any of the foregoing.


                                        Subscribed and sworn to
                                        before me this 13th day of
                                        September, 2002.

                                        /s/ CAROL A. JONES
/s/ J. ROBERT BEYSTER                   ----------------------------------------
-------------------------               Notary Public
J. Robert Beyster
Chief Executive Officer                 My Commission Expires:
                                        August 8, 2003
                                        ----------------------------------------
September 13, 2002